Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Woodmark Corporation, (the “Company”) on Form 10-Q for the quarter ending July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly represents, in all material respects, the financial conditions and results of operations of the Company as of July 31, 2003, and for the period then ended.

AMERICAN WOODMARK CORPORATION (Registrant)

/s/ JAMES J. GOSA
James J. Gosa
President and Chief Executive Officer (Principal Executive Officer)

Date: September 11, 2003